ROMA FEDERAL SAVINGS BANK
            FORM OF SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

         THIS AGREEMENT is made effective the __ day of ________, 2002 (the "Effective Date"), by and between Roma Federal Savings Bank (the "Bank"), a nationally-chartered savings association located in Trenton, New Jersey and _____________ (the "Executive"), intending to be legally bound hereby.

                                  INTRODUCTION

         The purpose of this Agreement is to provide specified benefits to Executive, a member of a select group of management or highly compensated employees who contribute materially to the continued growth, development and future business success of the Bank. This Agreement shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    AGREEMENT

                                    Article 1
                                   Definitions


         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1 "Change in Control" means any of the following:

                           (A) any person (as such term is used in Sections  13d
                  and 14d-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Bank, a subsidiary of the Bank, an employee benefit plan (or related trust) of the Bank or a direct or indirect subsidiary of the Bank, or affiliates of the Bank (as defined in Rule 12b-2 under the Exchange Act), becomes the beneficial owner (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing more than 25% of the combined voting power of the Bank's then outstanding securities (other than a person owning 10% or more of the voting power of stock on the date hereof); or

                           (B) the liquidation or dissolution of the Bank or the
                  occurrence of, or execution of an agreement providing for a sale of all or substantially all of the assets of the Bank to an entity which is not a direct or indirect subsidiary of the Bank; or

                           (C) the  occurrence  of, or execution of an agreement
                  providing for a reorganization, merger, consolidation or other similar transaction or connected series of transactions of the

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                  Bank  as  a result  of  which  either  (a) the  Bank  does not survive  or (b)  pursuant to  which  shares of the Bank common
                  stock   ("Common   Stock")  would   be  converted  into  cash,
                  securities or other property, unless, in case of either (a) or (b), the holders of the Bank Common Stock immediately prior to such transaction will, following the consummation
                  of   the    transaction,   beneficially   own,   directly   or
                  indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation surviving, continuing or resulting from such transaction; or

                           (D) the  occurrence  of, or execution of an agreement
                  providing for a reorganization, merger, consolidation or similar transaction of the Bank, or before any connected series of such transactions, if upon consummation of such transaction or transactions, the persons who are members of the Board of Directors of the Bank immediately before such transaction or transactions cease or, in the case of the execution of an agreement for such transaction or transactions, it is contemplated in such agreement that upon consummation such persons would cease to constitute a majority of the Board of Directors of the Bank or, in the case where the Bank does not survive in such transaction, of the corporation surviving, continuing or resulting from such transaction or transactions; or

                           (E) any other event  which is at any time  designated
                  as a "Change in Control" for purposes of this Agreement by a resolution adopted by the Board of Directors of the Bank with the affirmative vote of a majority of the non-employee directors in office at the time the resolution is adopted; in the event any such resolution is adopted, the Change in Control event specified thereby shall be deemed incorporated herein by reference and thereafter may not be amended, modified or revoked without the written agreement of the Executive; or

                           (F) during any period of two consecutive years during
                  the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two- thirds of the directors then in office who were directors at the beginning of the period, provided however this provision shall not apply in the event two-thirds of the Board of Directors at the beginning of a period no longer are directors due to death, normal retirement, or other circumstances not related to a Change in Control.

         Notwithstanding anything else to the contrary set forth in this Agreement, if (i) an agreement is executed by the Bank providing for any of the transactions or events constituting a Change in Control as defined herein, and the agreement subsequently expires or is terminated without the transaction or

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event being  consummated,  and (ii)  Executive's  employment  did not  terminate during the period after the agreement and prior to such expiration or termination, for purposes of this Agreement it shall be as though such agreement was never executed and no Change in Control event shall be deemed to have occurred as a result of the execution of such agreement.

                  1.1.2 "Code" means the Internal Revenue Code of 1986, as amended.

                  1.1.3 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Bank of the carrier's or Social Security Administration's determination upon the request of the Bank.

                  1.1.4 "Early Termination" means the Termination of Employment before Normal Retirement Age for reasons other than death, Disability, Termination for Cause or following a Change in Control.

                  1.1.5 "Normal Retirement Age" means the Executive's ____ birthday.

                  1.1.6 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

                  1.1.7 "Plan Year" means the calendar year. However, the initial Plan Year shall commence November 1st, 2002 and end December 31st, 2003.

                  1.1.8 "Termination of Employment" means that the Executive ceases to be employed by the Bank for any reason whatsoever other than by reason of a leave of absence, which is approved by the Bank. For purposes of this Agreement, if there is a dispute over the employment status of the Executive or the date of the Executive's Termination of Employment, the Bank shall have the sole and absolute right to decide the dispute.

                                    Article 2
                                Lifetime Benefits

         2.1 Normal Retirement Benefit. The Bank shall pay to the Executive the benefit described in this Section 2.1 in lieu of any other benefit under this Agreement upon Termination of Employment on or after the Normal Retirement Age for reasons other than death.

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                  2.1.1 Amount of Benefit.  The annual Normal Retirement Benefit under this Section 2.1 is $______ (_______________). The Bank may increase the annual benefit under this Section 2.1 at the sole and absolute discretion of the Bank's Board of Directors. Any increase in the annual benefit shall require the recalculation of all the amounts on Schedule A attached hereto. The annual benefit amounts on Schedule A are calculated by amortizing the Accrued Benefit using the interest method of accounting, an 8.00% discount rate, monthly compounding and monthly payments.

                  2.1.21 Payment of Benefit. The Bank shall pay the annual benefit to the Executive in equal monthly installments payable on the first day of January following the Executive's Normal Retirement Date and continuing the first of each subsequent month for the 119 months that follow.

                  2.1.3 Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Bank's Board of Directors, in its sole discretion, may increase the benefit.

         2.2 Early Termination Benefit. Upon Early Termination, the Bank shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

                  2.2.1 Amount of Benefit. The annual benefit under this Section
         2.2 is the Early Termination Annual Benefit set forth in Schedule A for the Plan Year ended immediately prior to the Early Termination Date.

                  2.2.2 Payment of Benefit. The Bank shall pay the annual benefit to the Executive in equal monthly installments commencing within 90 days after the date of the Executive's Termination of Employment and continuing the first of each subsequent month for the 119 months that follow.

                  2.2.3 Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

         2.3 Disability Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, the Bank shall pay to the Executive the benefit described in this Section 2.3 in lieu of any other benefit under this Agreement.

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                  2.3.1 Amount of Benefit. The annual benefit under this Section
         2.3 is the Disability Benefit amount set forth in Schedule A for the Plan year ended immediately prior to the date in which Termination of Employment occurs.

                  2.3.2 Payment of Benefit. The Bank shall pay the annual benefit to the Executive in equal monthly installments commencing within 90 days after the Executive's Termination of Employment and continuing for 119 additional months.

                  2.3.3 Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

         2.4 Change in Control Benefit. If Executive is in active service at the time of Change in Control, the Bank shall pay to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Agreement.

                  2.4.1 Amount of Benefit. The benefit under this Section 2.5 is the benefit set forth in Schedule A for the Plan Year ended immediately prior to the Executive's date of Termination of Employment.

                  2.4.2 Payment of Benefit. The Bank shall pay the annual benefit to the Executive in equal monthly installments commencing within 90 days after the Executive's Termination of Employment and continuing the first of each subsequent month for the 119 months that follow.

                                    Article 3
                                 Death Benefits

         3.1 Death During Active Service. If the Executive dies while in the active service of the Bank, the Bank shall pay to the Executive's beneficiary the benefit described in this Section 3.1. This benefit shall be paid in lieu of the Lifetime Benefits of Article 2.

                  3.1.1.  Amount of  Benefit.  The  annual  benefit  under  this
         Section 3.1 is $_____________.

                  3.1.2. Payment of Benefit. The Bank shall pay the annual benefit to the beneficiary as elected in Exhibit 1, commencing within 60 days of receipt by the Bank of the Executive's death certificate.

         3.2 Death During Benefit Period. If the Executive dies after the benefit payments have commenced under this Agreement but before receiving all such payments, the Bank shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts they would have been paid to the Executive had the Executive survived.

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         3.3 Death  Following  Termination  of  Employment  But Before  Benefits
Commence. If the Executive is entitled to benefits under this Agreement, but dies prior to receiving said benefits, the Bank shall pay to the Executive's beneficiary the same benefits, in the same manner, they would have been paid to the Executive had the Executive survived; however, said benefit payments will commence within 60 days of receipt by the Bank of the Executive's death certificate.

                                    Article 4
                                  Beneficiaries


         4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Bank. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Bank during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

         4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incapacitated, or to a person incapable of handling the disposition of his or her property, the Bank may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incapacitated person or incapable person. The Bank may require proof of incapacity, minority or guardianship, as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Bank from all liability with respect to such benefit.

                                    Article 5
                                     General

         5.1 Excess Parachute or Golden Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement to the extent the benefit would be an excess parachute payment under Section 280G of the Code or would be a prohibited golden parachute payment pursuant to 12 C.F.R. ss.359.2 and for which the appropriate federal banking agency has not given written consent to pay pursuant to 12 C.F.R. ss.359.4. All benefits payable under this Agreement shall also be subject to limitations or prohibitions imposed by subsequent changes or amendments to the cited laws and regulations except to the extent that any benefits payable under this Agreement are grandfathered or otherwise exempt or excluded from the change or amendment.

         5.2 Termination for Cause. Notwithstanding any provision for this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement, if the Bank terminates the Executive's employment for cause.

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Termination of the  Executive's  employment  for "Cause" shall mean  termination because of personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any provision of the Agreement. For purpose of this paragraph, no act or failure to act on the Executive's part shall be considered "willful" unless done or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Bank.

         5.3 Removal. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement if the Executive is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to Section 8(e) of the Federal Deposit Insurance Act ("FDIA").

         5.4 Competition after Termination of Employment. The Executive shall forfeit his right to any further benefits if the Executive, without the prior written consent of the Bank, violates any one of the following described restrictive covenants.

                  5.4.1 Non-compete Provision. The Executive shall not, for the term of this Agreement and until all benefits have been distributed, directly or indirectly, either as an individual or as a proprietor, stockholder, partner, officer, director, employee, agent, consultant or independent contractor of any individual, partnership, corporation or other entity (excluding an ownership interest of three percent (3%) or less in the stock of a publicly traded company):

               (i) become employed by, participate in, or be connected in any manner with the ownership, management, operation or control of any bank, savings and loan or other similar financial institution if the Executive's responsibilities will include providing banking or other financial services within the twenty- five (25) miles of any office maintained by the Bank as of the date of the termination of the Executive's employment; or

               (ii) participate in any way in hiring or otherwise  engaging,  or assisting any other person or entity in hiring or otherwise engaging, on a temporary, part-time or permanent basis, any individual who was employed by the Bank as of the date of termination of the Executive's employment; or

               (iii) assist, advise, or serve in any capacity, representative or otherwise, any third party in any action against the Bank or transaction involving the Bank; or

               (iv) sell,  offer to sell,  provide  banking  or other  financial services, assist any other person in selling or providing banking or other financial services, or

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                    solicit  or  otherwise   compete  for,  either  directly  or
                    indirectly, any orders, contract, or accounts for services of a kind or nature like or substantially similar to the financial services performed to financial products sold by
                    the  Bank  (the   preceding   hereinafter   referred  to  as
                    "Services"), to or from any person or entity from whom the Executive or the Bank, to the knowledge of the Executive provided banking or other financial services, sold, offered to sell or solicited orders, contracts or accounts for Services during the three (3) year period immediately prior to the termination of the Executive's employment; or

               (v) divulge, disclose, or communicate to others in any manner whatsoever, any confidential information of the Bank, to the knowledge of the Executive including, but not limited to, the names and addresses of customers or prospective customers, of the Bank, as they may have existed from time to time, of work performed or services rendered for any customer, any method and/or procedures relating to projects or other work developed for the Bank, earnings or other information concerning the Bank. The restrictions contained in this subparagraph (v) apply to all information regarding the Bank, regardless of the source who provided or compiled such information. Notwithstanding anything to the contrary, all information referred to herein shall not be disclosed unless and until it becomes known to the general public from sources other than the Executive.

                  5.4.2. Judicial Remedies. In the event of a breach or threatened breach by the Executive of any provision of these restrictions, the Executive recognizes the substantial and immediate harm that a breach or threatened breach will impose upon the Bank, and further recognizes that in such event monetary damages may be inadequate to fully protect the Bank. Accordingly, in the event of a breach or threatened breach of this Agreement, the Executive consents to the Bank's entitlement to such ex parte, preliminary, interlocutory, temporary or permanent injunctive, or any other equitable relief, protecting and fully enforcing the Bank's rights hereunder and preventing the Executive from further breaching any of his obligations set forth herein. The Executive expressly waives any requirement, based on any statute, rule of procedure, or other source, that the Bank post a bond as a condition of obtaining any of the above-described remedies. Nothing herein shall be construed as prohibiting the Bank from pursuing any other remedies available to the Bank at law or in equity for such breach or threatened breach, including the recovery of damages from the Executive. The Executive expressly acknowledges and agrees that: (i) the restrictions set forth in Section 5.4.1 hereof are reasonable, in terms of scope, duration, geographic area, and otherwise, (ii) the protections afforded the Bank in Section 5.4.1 hereof are necessary to protect its legitimate business interest, (iii) the restrictions set forth in Section 5.4.1 hereof will not be materially adverse to the Executive's employment with the Bank, and (iv) his agreement to observe such restrictions forms a material part of the consideration for this Agreement.

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                  5.4.3.   Overbreadth  of  Restrictive   Covenant.  It  is  the
         intention of the parties that if any restrictive covenant in this Agreement is determined by a court of competent jurisdiction to be overly broad, then the court should enforce such restrictive covenants to the maximum extent permitted under the law as to area, breadth and duration.

                  5.4.4. Change in Control. The non-compete provisions detailed in Section 5.4.1 hereof shall not be enforceable following a Change in Control.

         5.5 Suicide or Misstatement. No benefits shall be payable if the Executive commits suicide within two years after the date of this Agreement, or if the insurance company denies coverage for material misstatements of fact made by the Executive on any application for life insurance purchased by the Bank, or any other reason; provided, however, that the Bank shall evaluate the reasons for the denial, and upon advice of legal counsel and in its sole discretion, consider judicially challenging any denial.

                                    Article 6
                          Claims and Review Procedures

         6.1 Claims Procedure. An Executive or beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Bank a written claim for the benefits.

                  6.1.2 Timing of Bank Response. The Bank shall respond to such claimant within 90 days after receiving the claim. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render their decision.

                  6.1.3 Notice of Decision. If the Bank denies part or all of the claim, the Bank shall notify the claimant in writing of such denial. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

                          6.1.3.1 The specific reasons for the denial,

                          6.1.3.2 A reference to the specific provisions of the Agreement on which the denial is based,

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                           6.1.3.3  A description of any additional  information
                  or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

                           6.1.3.4 An explanation of the Agreement's review procedure and the time limits applicable to such procedures, and

                           6.1.3.5 A statement of the claimant's  right to bring
                  a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

         6.2 Review Procedure. If the Bank denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Bank of the denial, as follows:

                  6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Bank's notice of denial, must file with the Bank a written request for review.

                  6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Bank shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

                  6.2.3  Consideration on Review. In considering the review, the
         Bank shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  6.2.4 Timing of Bank Response. The Bank shall respond in writing to such claimant within 60 days after receiving the request for review. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

                  6.2.5 Notice of Decision. The Bank shall notify the claimant in writing of its decision on review. The Bank shall write the notification in a manner calculated to be understood by the claimant; the notification shall set forth:

                           6.2.5.1 The specific reasons for the denial,

                           6.2.5.2 A reference to the specific provisions of the Plan on which the denial is based,

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                           6.2.5.3 A statement  that the claimant is entitled to
                  receive,  upon request and free of charge,  reasonable  access
                  to,  and  copies  of,  all   documents,   records   and  other
                  information   relevant   (as  defined  in   applicable   ERISA
                  regulations) to the claimant's claim for benefits; and

                           6.2.5.4 A statement of the claimant's rights to bring
                  a civil action under ERISA Section 502(a).

                                    Article 7
                           Amendments and Terminations

         No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer or officers as may be specifically designated by the Board of Directors of the Bank to sign on their behalf. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

                                    Article 8
                                  Miscellaneous

         8.1 Administration. The Bank shall have powers, which are necessary to administer this Agreement, including but not limited to:

                  8.1.1  Interpreting the provisions of the Agreement;

                  8.1.2 Establishing and revising the method of accounting for the Agreement;

                  8.1.3  Maintaining a record of benefit payments;

                  8.1.4 Establishing rules and prescribing any forms necessary or desirable to administer the Agreement; and

                  8.1.5 Delegate any of the foregoing powers to any person or persons or committee or committees.

         8.2 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of New Jersey, except to the extent preempted by the laws of the United States of America.

         8.3 Binding  Effect.  This  Agreement  shall bind the Executive and the
Bank,  and  their  beneficiaries,   survivors,  executors,   administrators  and
transferees.

         8.4 Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

         8.5 Administrator. The Bank shall be the administrator under this Agreement. The Bank may delegate to others certain aspects of the management and operational responsibilities including the service of advisors and the delegation of ministerial duties to qualified individuals.

         8.6 Right of Offset. The Bank shall have the right to offset the benefits against any unpaid obligation the Executive may have with the Bank.

         8.7 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Bank, nor does it interfere with the Bank's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.8 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         8.9 Notice. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below:

         To the Bank:             Secretary
                                  Roma Federal Savings Bank
                                  485 Hamilton Ave
                                  Trenton, New Jersey  08609

         To the Executive:

         8.10 Facility of Payment. If the Executive is declared to be incompetent, or incapable of handling the disposition of his or her property, the Bank may pay such benefits to the duly appointed guardian, legal representative or person having the care or custody of the Executive. The Bank may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Bank from all liability with respect to such benefit.

         8.11 Reorganization. The Bank shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Bank hereunder.

         8.12 Tax Withholding. The Bank shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         8.13 Nature of Obligation. Except as described in Section 2.6, nothing contained herein shall create or require the Bank to create a trust of any kind to fund any benefits which may be payable hereunder, and to the extent that the Executive acquires a right to receive benefits from the Bank hereunder, such right shall be no greater than the right of any unsecured general creditor of the Bank.

         8.14 Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         8.15 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         8.16 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         8.17 Regulatory Prohibition. Notwithstanding any other provision of this Agreement to the contrary, any payments made to the Executive pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the FDIA (12 U.S.C. ss.1828(k)) and any regulations promulgated thereunder.

         IN WITNESS WHEREOF, the Executive and duly authorized officers of the Bank have signed this Agreement.


EXECUTIVE                                            BANK:
                                                     ROMA FEDERAL SAVINGS BANK


                                                     By
------------------------------------------               -----------------------
                                                     Title     Chairman
                                                           ---------------------

                             BENEFICIARY DESIGNATION

                            ROMA FEDERAL SAVINGS BANK
                SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT


I, designate the following as beneficiary of any death benefits under the Supplemental Executive Retirement Agreement:

Primary  _______________________________________________________________________

________________________________________________________________________________


Contingent _____________________________________________________________________

________________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Bank. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

Signature _____________________________________________

Date      _____________________________________________

Accepted by the Bank this day of, 200__.

by ____________________________________________________

Title    Chairman
      _________________________________________________

                                    EXHIBIT 1
                                    ---------

                            FORM OF BENEFIT ELECTION
                            ROMA FEDERAL SAVINGS BANK
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT


         I elect to receive benefits under the Agreement in the following form (initial appropriate box):

3.1.2    Death During Active Service
         ---------------------------

____     The  Bank  shall  pay  the  benefit  to  the   Executive's   designated
         beneficiary in a lump sum.

____ The Bank shall pay the benefit to the Executive's designated beneficiary in 24 equal monthly installments. The Bank shall credit interest at an annual rate equal to two percent (2%) above the 10 Year Treasury Rate. The 10 Year Treasury Rate shall be determined using the average rate in effect for the month immediately prior to commencement of benefit payments. The 10 Year Treasury Rate used for this purpose shall not be less than 4.00%.

____ The Bank shall pay the benefit to the Executive's designated beneficiary in 60 equal monthly installments. The Bank shall credit interest at an annual rate equal to two percent (2%) above the 10 Year Treasury Rate. The 10 Year Treasury Rate shall be determined using the average rate in effect for the month immediately prior to commencement of benefit payments. The 10 Year Treasury Rate used for this purpose shall not be less than 4.00%.


____ The Bank shall pay the benefit to the Executive's designated beneficiary in 120 equal monthly installments. The Bank shall credit interest at an annual rate equal to two percent (2%) above the 10 Year Treasury Rate. The 10 Year Treasury Rate shall be determined using the average rate in effect for the month immediately prior to commencement of benefit payments. The 10 Year Treasury Rate used for this purpose shall not be less than 4.00%.

Signature _________________________________________

Date:     _________________________________________

Received by the Bank this day of ____________, 200_.

by   ______________________________________________


Title    Chairman
      _____________________________________________

                                   SCHEDULE A

                            ROMA FEDERAL SAVINGS BANK
                SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

                                LIFETIME BENEFITS





                                                                                   Early                         Change in
                                                                   Vested        Retirement      Disability       Control
                       Attained       Accrued       Vesting        Accrued         Annual          Annual          Annual
       Date              Age          Benefit       Schedule       Benefit      Benefit (1)     Benefit (1)     Benefit (1)
       ----              ---          -------       --------       -------      -----------     -----------     -----------





(1) Payments commence within 90 days of termination of employment and are payable to the Executive or his/her beneficiary in equal monthly installments  for 10 years.  Refer to  Section  2.2 for  Early  Retirement.
     Section 2.3 for Disability and Section 2.4 for Change in Control.